Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS SECOND QUARTER 2018 REVENUES OF $5.3 MILLION; ($1.5 MILLION) NET LOSS; ADJUSTED EBITDA OF $0.4 MILLION

Total First Half Fiscal 2018 Revenue $11.5 Million; Adjusted EBITDA $1.0 Million

Atlanta, GA — September 11, 2018 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises, today announced financial results for the second quarter and first half of fiscal 2018, which ended July 31, 2018.

Revenues for the three-month period ended July 31, 2018 decreased approximately 11% to $5.3 million over the July 31, 2017 quarter revenue of $5.9 million. Recurring revenue comprised 83% of total revenue in the quarter. Revenues for the first six months of fiscal year 2018 were $11.5 million, down approximately 3% as compared to $11.8 million in the first half of fiscal 2017.

Net loss for the second quarter was $(1.5 million) as compared to a ($1.1 million) net loss in the same period a year ago.  Net loss for the first six months of fiscal 2018 was ($2.1 million) as compared to ($3.1 million) net loss for the same period in 2017.

Adjusted EBITDA for the second quarter 2018 was $.4 million, down from $.5 million in the second quarter of 2017. Adjusted EBITDA for the first six months of 2018 was $1.0 million, as compared to $45,000 in the first half of fiscal 2017.

“Our second quarter performance was particularly productive in many operational areas of our business. Our bookings included our first Abstracting client through our reseller agreement with Allscripts, and two new eValuator clients - one of which is a leading educational facility on the west coast, which uses Epic as their EMR provider,” stated David Sides, President and Chief Executive Officer, Streamline Health.  “We continue to find incremental efficiencies so that we can put these savings to work to fund future growth.  In the second quarter we expanded the capabilities of eValuator from the original version of Inpatient rules-only to Outpatient; Profee — for physician practices; and Value-based Care (by adding HACs and PSIs). We believe we have a spectrum of advice for healthcare providers that no other competitor in the marketplace can match.

In addition, during the quarter we interviewed a number of qualified CFO candidates and feel very fortunate to have brought Tom Gibson on to our team at Streamline Health.”

Highlights for the second quarter ended July 31, 2018 included:

•                  Revenue for the second quarter 2018 was $5.3 million;

•                  Net loss for the second quarter 2018 was $(1.5 million);

•                  Adjusted EBITDA for the second quarter 2018 was $0.4 million;

•                  New sales bookings for the quarter were $1.9 million; and

•                  Backlog at the end of the quarter was $23.4 million.

Conference Call Information

The Company will conduct a conference call to review the results on Wednesday, September 12, 2018 at 9:00 AM ET. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 800-263-0877 and then entering passcode 1552127.

A replay of the conference call will be available from Wednesday, September 12, 2018 at 12:00 PM ET to Monday, September 17, 2018 at 12:00 PM ET by dialing 888-203-1112 and entering passcode 1552127.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table reconciling this non-GAAP measure to net loss is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — producing actionable insights that support revenue cycle optimization for healthcare enterprises.   We deliver integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s future growth, new sales bookings, backlog, results of investments in sales and marketing, competitive strengths, success of future products and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017	2018	2017
Revenues:
Systems sales	$385,875	$328,692	$1,517,549	$707,415
Professional services	271,121	571,812	509,435	991,847
Audit Services	247,843	294,441	607,556	639,460
Maintenance and support	3,216,251	3,278,562	6,525,355	6,633,334
Software as a service	1,147,642	1,442,652	2,372,010	2,867,784
Total revenues	5,268,732	5,916,159	11,531,905	11,839,840

Operating expenses:
Cost of systems sales	289,890	596,799	539,874	1,162,850
Cost of professional services	697,467	543,206	1,403,697	1,258,421
Cost of audit services	300,081	391,439	694,060	832,078
Cost of maintenance and support	566,248	768,140	1,214,587	1,574,662
Cost of software as a service	281,872	285,832	598,259	625,208
Selling, general and administrative	2,518,893	2,790,171	5,767,950	6,163,699
Research and development	1,212,845	1,495,972	2,275,164	3,052,910
Loss on exit of operating lease	806,163	—	806,163	—
Total operating expenses	6,673,459	6,871,559	13,299,754	14,669,828
Operating loss	(1,404,727)	(955,400)	(1,767,849)	(2,829,988)
Other expense:
Interest expense	(110,385)	(120,377)	(226,603)	(247,645)
Miscellaneous expense	(5,383)	(19,681)	(93,028)	(57,725)
Loss before income taxes	(1,520,495)	(1,095,458)	(2,087,480)	(3,135,358)
Income tax benefit	(1,713)	(2,607)	(3,427)	(5,215)
Net Loss	$(1,522,208)	$(1,098,065)	$(2,090,907)	$(3,140,573)
Net loss per common share — basic and diluted	$(0.08)	$(0.06)	$(0.10)	$(0.16)
Weighted average number of common shares — basic and diluted	19,971,090	19,834,859	19,978,757	19,765,125

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	July 31,	January 31,
	2018	2018
Current assets:
Cash and cash equivalents	$3,246,395	$4,619,834
Accounts receivable, net of allowance for doubtful accounts of $267,221 and $349,058, respectively	2,238,088	3,001,170
Contract receivables	826,277	223,791
Prepaid hardware and third-party software for future delivery	—	5,858
Prepaid client maintenance contracts	560,004	506,911
Other prepaid assets	828,257	742,232
Other current assets	367,326	546,885
Total current assets	8,066,347	9,646,681

Non-current assets:
Property and equipment:
Computer equipment	2,876,707	2,852,776
Computer software	704,562	730,950
Office furniture, fixtures and equipment	662,157	683,443
Leasehold improvements	582,271	729,348
	4,825,697	4,996,517
Accumulated depreciation and amortization	(3,956,221)	(3,834,153)
Property and equipment, net	869,476	1,162,364

Contract Receivables, less current portion	683,031	—
Capitalized software development costs, net of accumulated amortization of $19,304,635 and $18,658,183, respectively	5,190,076	4,307,351
Intangible assets, net	5,365,257	5,835,151
Goodwill	15,537,281	15,537,281
Other non-current assets	378,672	642,226
Total non-current assets	28,023,793	27,484,373
	$36,090,140	$37,131,054

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	July 31,	January 31,
	2018	2018
Current liabilities:
Accounts payable	$789,239	$421,425
Accrued compensation	883,386	342,351
Accrued other expenses	1,402,972	609,582
Current portion of long-term debt	596,984	596,984
Deferred revenues	8,273,251	9,481,807
Other	37,135	—
Total current liabilities	11,982,967	11,452,149

Non-current liabilities:
Term loan, net of deferred financing cost of $92,808 and $128,275, respectively	3,638,328	3,901,353
Royalty liability	874,437	2,469,193
Deferred revenues, less current portion	882,672	332,645
Other Liabilities	316,514	274,128
Total non-current liabilities	5,711,951	6,977,319
Total liabilities	17,694,918	18,429,468

Series A 0% Convertible Redeemable Preferred Stock, $.01 par value per share, $8,686,392 and $8,849,985 redemption value, 4,000,000 shares authorized, 2,895,464 and 2,949,995 issued and outstanding, respectively	8,686,392	8,849,985

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized; 20,039,893 and 20,005,977 shares issued and outstanding, respectively	200,399	200,060
Additional paid in capital	82,284,445	81,776,606
Accumulated deficit	(72,776,024)	(72,125,065)
Total stockholders’ equity	9,708,830	9,851,601
	$36,090,140	$37,131,054

STREAMLINE HEALTH SOLUTIONS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended,
	July 31, 2018	July 31, 2017
Operating activities:
Net loss	$(2,090,907)	$(3,140,573)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	324,640	403,090
Amortization of capitalized software development costs	646,452	1,143,624
Amortization of intangible assets	469,894	666,114
Amortization of other deferred costs	228,497	161,064
Valuation adjustment for warrants liability	—	(45,831)
Other valuation adjustments	56,211	86,192
Loss on exit of operating lease	806,163	—
Gain on disposal of fixed assets	(1,555)	(720)
Share-based compensation expense	366,906	555,229
Provision for accounts receivable	(64,154)	166,170
Changes in assets and liabilities, net of assets acquired:
Accounts and contract receivables	292,442	99,068
Other assets	105,148	(333,401)
Accounts payable	367,814	449,929
Accrued expenses	587,226	(352,132)
Deferred revenues	(1,618,004)	(822,867)
Net cash provided by (used in) operating activities	476,773	(965,026)

Investing activities:
Purchases of property and equipment	(14,457)	(9,812)
Proceeds from sales of property and equipment	14,225	—
Capitalization of software development costs	(1,529,177)	(844,448)
Net cash used in investing activities	(1,529,409)	(854,260)

Financing activities:
Principal repayments on term loan	(298,492)	(813,197)
Principal payments on capital lease obligations	—	(68,149)
Payments related to settlement of employee shared-based awards	(57,699)	(37,002)
Proceeds from exercise of stock options and stock purchase plan	35,388	—
Net cash used in financing activities	(320,803)	(918,348)
Net decrease in cash and cash equivalents	(1,373,439)	(2,737,634)
Cash and cash equivalents at beginning of year	4,619,834	5,654,093
Cash and cash equivalents at end of year	$3,246,395	$2,916,459

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	July 31, 2018	January 31, 2018	July 31, 2017
Streamline Health Software Licenses	$53,000	$984, 000	$11,458,000
Hardware and Third Party Software	—	—	50,000
Professional Services	1,867,000	2,048,000	3,517,000
Audit Services	1,019,000	1,293,000	1,454,000
Maintenance and Support	11,489,000	15,420,000	16,583,000
Software as a Service	8,936,000	13,048,000	13,300,000
Total	$23,364,000	$32,793,000	$46,362,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	July 31, 2018
	Value	% of Total Bookings
Streamline Health Software licenses	$308,000	16%
Software as a service	756,000	40%
Maintenance and support	374,000	20%
Professional services	433,000	23%
Audit Services	33,000	2%
Total bookings	$1,904,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for Adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Streamline Health’s management in its operating and financial decision-making uses non-GAAP financial measures because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the Company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “Adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees.

Reconciliation of net earnings (loss) to non-GAAP Adjusted EBITDA (in thousands):

(Unaudited)

	Three Months Ended,		Six Months Ended,
Adjusted EBITDA Reconciliation	July 31, 2018	July 31, 2017	July 31, 2018	July 31, 2017
Net loss	$(1,522)	$(1,098)	$(2,091)	$(3,141)
Interest expense	110	120	227	248
Income tax benefit	2	3	3	5
Depreciation	153	200	325	403
Amortization of capitalized software development costs	331	572	646	1,144
Amortization of intangible assets	235	333	470	666
Amortization of other costs	91	43	193	126
EBITDA	(600)	173	(227)	(549)
Share-based compensation expense	144	288	367	555
Gain on disposal of fixed assets	—	—	(2)	(1)
Non-cash valuation adjustments to assets and liabilities	5	23	56	40
Loss on exit of operating lease	806	—	806	—
Adjusted EBITDA	$355	$484	$1,000	$45
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.08)	$(0.06)	$(0.10)	$(0.16)
Adjusted EBITDA per adjusted diluted share (1)	$0.02	$0.02	$0.04	$0.00

Diluted weighted average shares	19,971,090	19,834,859	19,978,757	19,765,125
Includable incremental shares — Adjusted EBITDA (2)	3,053,210	3,378,484	3,064,204	3,322,319
Adjusted diluted shares	23,024,300	23,213,343	23,042,961	23,087,444

(1)                    Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(2)                     The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.